Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13G (including amendments thereto) with respect to Class A ordinary shares, par value US$0.0005 per share, of Pony AI Inc.; and (ii) that this joint filing agreement may be included as an Exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

IDG China Venture Capital Fund IV L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Venture Capital Fund GP IV
Associates Ltd., ultimate General Partner of IDG China Venture Capital Fund
IV L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China IV Investors L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Venture Capital Fund GP IV
Associates Ltd., General Partner of IDG China IV Investors L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China Capital Fund III L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Capital Fund GP III
Associates Ltd., ultimate General Partner of IDG China Capital Fund III L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China Capital III Investors L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Capital Fund GP III
Associates Ltd., General Partner of IDG China Capital III Investors L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China Venture Capital Fund IV Associates L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Venture Capital Fund GP IV
Associates Ltd., General Partner of IDG China Venture Capital Fund IV
Associates L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China Venture Capital Fund GP IV Associates Ltd.

Signature: /s/ Quan Zhou
Name/Title: Quan Zhou / Authorized Signatory

IDG China Capital Fund III Associates L.P.

Signature: /s/ Quan Zhou on behalf of IDG China Capital Fund GP III
Associates Ltd., General Partner of IDG China Capital Fund III Associates L.P.

Name/Title: Quan Zhou / Authorized Signatory

IDG China Capital Fund GP III Associates Ltd.

Signature: /s/ Quan Zhou
Name/Title: Quan Zhou / Authorized Signatory

Quan Zhou

Signature: /s/ Quan Zhou
Name/Title: Quan Zhou

Ho Chi Sing

Signature: /s/ Chi Sing Ho
Name/Title: Chi Sing Ho